UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08649

EII Realty Securities Trust

(Exact name of registrant as specified in charter)

640 Fifth Avenue, 8th Floor
New York, NY 10019

(Address of principal executive offices) (Zip code)

Richard J. Adler
640 Fifth Avenue, 8th Floor
New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-735-9500

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DECEMBER 31, 2016

SEMI-ANNUAL REPORT

E.I.I. REALTY SECURITIES TRUST

Table of Contents

Letter to Shareholders	1

Disclosure of Fund Expenses	17

Portfolio Sectors	18

Schedules of Investments	19

Statements of Assets and Liabilities	27

Statements of Operations	28

Statements of Changes in Net Assets	29

Financial Highlights	33

Notes to the Financial Statements	37

Additional Information	48

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus and/or statement of additional information (SAI) contain more complete information such as investment objectives, charges, expenses, risk considerations, and describes in detail each of the Fund’s investment policies. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by a Fund in the future. There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in a Fund. Please see the prospectus for more complete information on investment risks.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

 December 31, 2016
(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period (the period) ended December 31, 2016, the E.I.I. Realty Securities Fund (the Fund) declined 1.9% on a per share basis in comparison to a decline of 4.3% for the FTSE/NAREIT Equity REITs Index (the Index). For the full calendar year the Fund rose 8.2% relative to the Index gain of 8.5%.

US REITs were particularly strong in the first half of 2016, rising 24% on the Index. Interest rates were a primary driver, with the 10-year Treasury yield dropping below 1.4% as the Federal Reserve (Fed) postponed further tightening and foreign central banks resorted to negative interest rates. As such, as the period began, yield oriented equities including REITs were the market leaders. In August, for the first time since the 1970s, the Global Industry Classification System (GICS) was modified to carve equity REITs out of the Financials sector into their own industry classification, which brought added stature and consideration from generalist investors. However, as interest rates gradually began rising in anticipation of further Federal Reserve tightening, REITs and other yield-oriented equities came under some pressure.

The game changer was the unexpected election of Donald Trump as President of the United States and Republican control of both the House and Senate, which set off a capital market reaction in anticipation of reflationary fiscal policy. Equity markets rose nearly 10% while interest rates spiked as high as 2.6% and the dollar surged. As investors chased financials, cyclicals and small cap equities, REITs languished at 10% discounts to NAV. However, REITs recovered half of their trading losses by year-end due, we believe, to their attractive value and the lagging cyclical character of real estate which was recognized late in the period.

The trading mentality that REITs are primarily interest sensitive is based, in part, on the presumption that real estate capitalization rates (cap rates) will rise in reaction to rising rates. However, evidence shows that property values do not suffer meaningful declines absent a recession. If investors are willing to accept tighter spreads for property yields over the risk-free rate (in anticipation of stronger cash flow growth), then we believe US REIT and real estate values could withstand a 10-year yield approaching 4%… albeit with a fair amount of volatility accompanying that transition.

The Fund’s positive relative performance in the period was underpinned by favorable stock selection for the shopping centers, office and apartment property types, all core sectors which we favored over the period.

Property Update

A Trump Presidency results in numerous unknowns for commercial real estate. The potential repeal of the Affordable Care Act (ACA) has implications for healthcare demand, which could impact operator strength. Lower corporate taxes could diminish the relative advantages of being a REIT. Border adjustability could negatively affect retailer health. These uncertainties also add to our conviction that the transaction market may struggle over the next one to two quarters. Buyers and sellers were already wrestling with a move in interest rates, and a real estate sector that is likely in the latter innings of the cycle. Combined with an opaque political outlook and a stronger dollar (may limit foreign participation), we have to believe that there is modest upside risk for cap rates, even if more likely for secondary quality property. In fairness, Trump has a fairly extensive real estate background. As a result, we think it’s unlikely that he pursues policies that directly put real estate at a disadvantage, but we are concerned regarding the indirect impact of his initiatives.

The continued macro uncertainty leaves us expecting more volatility and with a waning level of conviction when it comes to identifying sectors that we believe can outperform. This view is reinforced by a fundamental outlook that suggests decelerating internal growth across essentially all property types. Hence, our sector bets are more limited in size, and we remain more focused than the historical norm on stock selection. One property type where we are relatively more constructive is shopping centers. The

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

December 31, 2016
(unaudited) (continued)

retail sector broadly struggled during the holiday season, and while we understand the concerns as they relate to malls, we think that shopping centers have been unfairly painted with the same brush: Supply is fairly benign, tenants are generally healthy, and there is little visible deterioration in operating fundamentals. We expect that politics and macros may continue to overshadow real estate fundamentals in the near-term, but generally still have a favorable outlook for commercial real estate. Organic growth is healthy albeit moderating and there remains a thirst for yield that should limit any moderate disruption in the transactional market.

Highlighted US Property Sectors

Self-Storage: We remain relatively constructive on the storage sector. The sector has struggled to gain traction due to increased concerns regarding supply growth and moderating fundamentals. Green Street Advisers forecasts supply growth of 2.5% based on property size (sf) for 2016 and 2017 and 3.6% for 2018-2020. We acknowledge the risk, but supply growth averaged over 5% from 1995-2009. The sector was, in our view, a material outperformer versus other property types during most of this time period. Furthermore, some industry analysts expect supply growth to decline materially in 2018 as financing availability is mixed and the odds of a purchase by a REIT upon development completion, the likely motivation of some builders, are much lower today. We think that the supply concerns are heightened by the lack of data consistency and availability. The sector’s outlook likely needs more clarity before the REITs see their stock price recover, but we contend that the share prices already reflect a lot of bad news. Fundamentals will continue to moderate in 2017 and 2018, but we believe that expectations are appropriately low. A 2017 outlook that includes 3-5% net operating income (NOI) growth and approximately double-digit funds from operations (FFO) growth would still place the sector ahead of virtually every other property type. Combined with valuations that are roughly at net asset value (NAV)—historically, the sector has traded at, what we believe to be, a healthy premium—and a 17x average 2017 FFO multiple – in line with the overall industry average – we think the risk reward proposition is compelling.

Shopping Centers: Despite a weak sales environment for bricks and mortar real estate there continues to be solid NOI and rent growth for shopping center landlords. Value and convenience based bricks and mortar retail sales continue to see positive low single digit same store sales growth, unlike department store and other mall based retail tenant sales which are seeing mid to upper single digit same store sales declines. This divergence in sales performance between shopping center and mall based tenants will likely result in lower store closures and better future rent economics for shopping center landlords. In addition, supply growth in shopping center real estate remains muted at less than 0.5% of stock. Shadow supply from mall anchor closings is a potential concern for the industry, but likely won’t impact the REITs given their asset concentration in top metropolitan statistical areas (MSAs) and in-fill locations, where mall anchor closings are less likely to occur. Given this backdrop, we expect shopping center REITs to outperform their mall brethren and maintain solid core fundamentals in a volatile retail environment.

US Market Outlook

We have gained confidence in our previous assessment that the global economy had entered a regime characterized by rising inflation and an upward bias for 10-year sovereign bond yields. That view was, however, tempered by less confidence that we would see a significant uptick in global growth. That may have changed, for if Trump’s policy initiatives do prove to be a game-changer – we note there is still much uncertainty about what will and won’t be done – it wouldn’t be unreasonable to expect the US economy to benefit from improved corporate investment. And one would also anticipate some positive spillover to the global economy, albeit with the caveat that any protectionist measures from Trump would complicate matters. We believe the US property market is late cycle, and Trump/Fed policies will dictate whether that cycle is perpetuated or continues to grind away at the “new” normal growth rate. In the Fund, we are seeking out sectors that could benefit the most from the fiscal/monetary policy now taking shape. With consumer confidence, wage growth, equity markets at new highs, the apartment and retail property types could fare well. We have de-emphasized “pure yield” but after the recent sell-off for US REITs, we are

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

December 31, 2016

(unaudited) (continued)

willing to own traditionally higher-yielding companies/sectors if they offer both valuation support and dividend growth. Given the shift in global currents noted above, we are gaining confidence that our investment philosophy – favoring real estate investment opportunities that offer, what we feel are, attractive total returns, not solely yield – is back “in style.”

Sincerely,

Richard Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund – Institutional Class Shares

 December 31, 2016
(unaudited)

Comparison of Changes in the Value of a $100,000 Investment in E.I.I. Realty Securities Fund’s
Institutional Class Shares and the FTSE NAREIT Equity REITs Index(1) From Inception
(June 11, 1998) through December 31, 2016

An index is unmanaged and does not include account charges, fees, taxes and other expenses. You cannot invest into an index.

	Returns for the Periods Ended December 31, 2016
	Average Annual Total Return
	Six Months	One Year	Three Years	Five Years	Ten Years	Since Inception*
E.I.I. Realty Securities Fund Institutional Class Shares	-1.89%	8.20%	13.32%	11.82%	5.43%	9.87%

FTSE NAREIT Equity REITs Index(1)	-4.29%	8.52%	13.38%	12.01%	5.08%	9.82%

*	Inception date was June 11, 1998.

(1)	For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 1.93% and 0.80% respectively as stated in the current prospectus for the Institutional Class Shares. The Fund’s investment adviser (“Adviser”) has voluntarily agreed to cap certain expenses to limit the total expense ratio to 0.80%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2017 and upon notice to shareholders. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Class Shares reflects expenses for the Fund’s fiscal year ending June 30, 2016, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund – Investor Class Shares

December 31, 2016
(unaudited)

Comparison of Changes in the Value of a $10,000 Investment in E.I.I. Realty Securities Fund’s
Investor Class Shares and the FTSE NAREIT Equity REITs Index(1) From Inception
(January 21, 2015) through December 31, 2016

An index is unmanaged and does not include account charges, fees, taxes and other expenses. You cannot invest into an index.

	Returns for the Periods Ended December 31, 2016
	Average Annual Total Return
	Six Months	One Year	Since Inception*
E.I.I. Realty Securities Fund Investor Class Shares	-1.93%	7.96%	1.96%

FTSE NAREIT Equity REITs Index	-4.29%	8.52%	2.47%

*	Inception date was January 21, 2015.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 2.18% and 1.05% respectively as stated in the current prospectus for the Investor Class Shares. The Fund’s investment adviser (“Adviser”) has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1.05%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2017 and upon notice to shareholders. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Investor Class Shares reflects expenses for the Fund’s fiscal year ending June 30, 2016, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund
December 31, 2016
(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six-month period (the period) ended December 31, 2016 the E.I.I. International Property Fund (the Fund) returned -4.9% on a per share basis compared to a -3.7% for the FTSE EPRA/NAREIT Developed ex US Index (the Index). For the full calendar year the Fund returned -4.6% versus 2.0%% for the Index.

At the beginning of the period extreme monetary policy in Europe and Japan included quantitative easing and negative overnight interest rates. The low yields extended out the curve with as much as $13 trillion in sovereign bonds trading at negative interest rates. These measures were not stimulating the required growth and had negative impact on the financial sector. We, therefore, had anticipated that monetary policy was taking a step back from the limelight to be replaced by a burgeoning “fiscal wave” with announcements or proposals for fiscal measures in Canada, Australia, Italy, Japan and the United Kingdom (UK). It was also expected that the next President of the United States (US) p would join in, and that became a certainty with the election of Donald Trump and the Republican Party control of both the House and Senate.

Even before the US election, we expected the implied new economic regime to be inflationary and reflationary – albeit moderately so – anticipating that sovereign bond yields had hit an important inflection point with the previous downward bias evolving to an upwards bias. But with Trump’s ascendancy, the bond market now appears to be pricing in our earlier moderate view “times 2.” While increases were generally sharpest in the US and Australia, average yields on G7 sovereign 10-year bonds (Bloomberg: BG7SOV Index) traded up as much as 31 (0.31%) basis points (bps) following the election after having appeared to stabilize following an increase of 27 bps from their 2016 low on July 6th. At the same time, the Federal Reserve raised its projected trajectory for the Federal Funds rate by about 0.25% at their last meeting in December lending credence to a view that it was getting hawkish in reaction to an inflationary interpretation of Trump policy.

Admittedly, there is much about the evolving Trump agenda and its impact on the US economy – either negative or positive – that is uncertain. However, with the increasing probability that we are moving into a more sustained period of rising inflation and bond yields, there are less prospects for further capitalization rate (cap rate) reductions for European property. With cap rate compression moderating, we believe that investors will have to really focus on markets and portfolios that are achieving, or have the potential to achieve, actual rent growth.

In Australia ten-year sovereign bond yields have traded recently in tandem with US treasuries. Both have moved up by roughly 100 bps in both markets since their respective lows in July and August, putting downwards pressure on the local REIT indices. However, since the end of 1999, the Australian 10-year level has traded much more closely to its local central bank cash rate than has the US 10-year. With US and Australian monetary policy likely to diverge in 2017, the Australia 10-year may not trade in lockstep (up?) with the US treasury. That would support Australian REIT valuations.

Japanese property shares have benefitted from a weaker yen. In Japan a weaker Yen means that Japanese companies benefit from an increase in profits when translating foreign earnings into Yen terms and it also supports tourist arrivals. Investment and tourist spending prop up economic growth, and a weaker Yen should, on the margin, result in higher inflation. Given the assumption that the Trump agenda will make the Federal Reserve maintain its pace of hikes, the Yen has scope to continue weakening.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

December 31, 2016
(unaudited) (continued)

Over the period the Fund achieved positive contributions from Asia and Europe with the strongest country based relative performance coming from Japan. Earlier in the calendar year Japan had been the source of significant underperformance.

Property Update:

Europe/UK: Brexit remains the biggest question mark for Europe. The fourth quarter of 2016 enjoyed a relative rebound in confidence as economic data was stable; however, uncertainty remains high. We do expect that the first quarter of 2017 will provide more substance regarding Brexit as the UK’s self-imposed March-end target for invoking Article 50 approaches. Property valuations in the UK stabilized over the final quarter of 2016, having fallen 3.6% in the third quarter post Referendum, with the IPD UK Index reporting capital growth of +0.1% in October and +0.3% in November, and we expect a similar positive figure for December. In our view, this is a short-term rebound. While there has been no noticeable decline in London office headline rents, the number of large lettings reported has diminished and we hear that tenant incentives are rising, implying 2-3% declines in rents. At the same time tenants are less keen to take longer leases. Trading for retailers remain mixed, particularly in-store, and we continue to remain cautious over the retail outlook due to the combination of the structural threat of online retail and the declining profitability as a result of rising costs of rates, imports and staff. We are more constructive on the outlook for logistics, which is a key beneficiary of the structural changes to the retail sector, including supply chain reconfiguration, which is expected to see UK online non-food retail sales reach 24% by 2020. Our exposure in the UK remains limited to companies whose valuations appear overly penalized, as well as several niche sectors which we expect will offer good fundamentals in any scenario, such as logistics, student accommodation and the residential-to-rent sectors.

On the Continent, rising reflationary expectations and corresponding upward moves in bond yields impacted sentiment towards property stocks, particularly those perceived to offer bond-proxy characteristics. Clusters such as German residential, the larger Continental European mall companies and the more interest rate sensitive Swedish sector suffered the most. We continue to see a good backdrop for real estate in Europe; the region is now seeing a broader based economic outlook, unemployment has continued to fall and confidence is generally improved. However, the challenge is pricing the political risk of ongoing challenges in the European Union which are now more prevalent than ever, and it is this that provides us with an over-riding caution on the outlook. Over recent months, we have moderated our view on the German residential sector now that the revaluation gains achieved over 2016 have materialized, and in light of the increasing risk that rental regulation may limit rental growth as compared to other sectors. We remain invested in the sector but now prefer to focus on Berlin which enjoys an acute supply/demand imbalance. Perhaps aided by resolution of the extended uncertainty surrounding its elections, Spain is now demonstrating improved traction as landlords gain more pricing power. While take-up is likely to be down in 2016, we expect this to have shown to accelerate in the final quarter and into 2017; rents continue to push up to around the +10% level accompanied by reduced tenant incentives. Ireland continues to enjoy positive employment growth and demand for space, particularly by multi-national corporations. In our view, take-up continues to be strong and rental growth robust in the mid-single digits, with virtually no tenant incentives on prime space. While there is the risk of Brexit contagion for Ireland’s economy, the Dublin office market may, however, attract London-based firms given commonality in language and time zones. Generally, transactional evidence continues to be supportive of appreciating asset values with yield compression seen in practically all markets, a phenomenon we expect to moderate but continue.

Asia/Pacific

Australia: The Australian REITs saw further profit taking in the last quarter of the year mainly driven by a rise in the domestic 10-year bond yield. Economically, Australia’s economy continues to hum along despite recent flash estimates pointing to a -0.5% Quarter over Quarter (QoQ) (+1.8%

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

December 31, 2016
(unaudited) (continued)

Year over Year (YoY)) contraction in gross domestic product (GDP) growth during the third quarter of 2016. Inflation remains in check and is trending below the Reserve Bank of Australia’s (RBA) 2-3% target band and the labor market is stable as the unemployment rate holding reached a recent low of 5.6%. Real estate fundamentals are unchanged with the office market in Sydney expected to see effective rents continue to rise as vacancy and incentives fall. While this is our preferred sector, the upside appears to be priced into company valuations. Retail continues to face challenges with the news that large international retailers are looking to expand further in Australia, putting pressure on domestic brands. These international retailers use their heft to negotiate lease terms that are more beneficial to themselves, thereby limiting rental growth potential. We maintain our preference for the large high quality mall REITs whose portfolios are natural destinations for all tenant types.

Hong Kong: Hong Kong names underperformed over the period as the US Federal Reserve (Fed) increased interest rates by 25 bps. Additionally, the Hong Kong Government introduced further residential policy tightening in response to a rapid rise in the secondary home price. We now expect residential primary sales volumes to moderate; subsequent launches in smaller parcels and pricing to be accommodative without major price cuts. Consequently, we have reversed our incremental optimism for the residential sector. Similarly, our view of the office market has turned negative as we believe we have reached the peak in office rents and hence office rental growth will begin to suffer a declining rate of growth. While Central office rents continue to increase (+2.3% QoQ for the fourth quarter of 2016), leasing volumes have trended down over the year and the bulk of rent increases in the current cycle are now behind us. While November retail sales declined -5.5% YoY, below the -2.9% YoY figure in October, total visitor arrivals improved marginally to -2.1% YoY and the decline in Mainland visitor arrivals was unchanged from October. We now expect YoY retail sales numbers to slowly improve off a low 2016 base with any small increases in tourist and domestic spend presenting upside risk to sales growth. Consequently, we are incrementally more constructive on the sector.

Japan: Japanese developers outperformed on the back of a weaker Yen as the US dollar strengthened following improved prospects for a normalization in global growth and the inflation outlook. Economic conditions have also improved with retail sales increasing +1.7% YoY in December, the unemployment rate at 3.1% and the jobs-to-applicants ratio at 1.4x delivering the tightest labor market conditions in two decades. The results season for the property developers continued to demonstrate earnings growth and firm asset values as rental growth was driven by tightening vacancies and expanding corporate demand. To that end, several developers raised their forecasts for full-year earnings in light of the better-than-expected fundamentals. On the fiscal front, the Japanese parliament made headway by passing the bill allowing for development of casinos and integrated resorts in Japan. We expect several beneficiaries in the real estate space in the form of hospitality companies and developers able to construct integrated multi-use complexes. We retain our pro-cyclical bias for growth and preference for the developers over the J-REITs.

China: We have tactically reduced our exposure to the residential developers, consolidating our holdings into the large state-linked names that benefit from better access to capital and have nationwide brands that should gain market share in a downturn. In fact, Chinese property developers corrected over the fourth quarter as more local governments announced incremental measures to restrict speculative demand and increase down payment requirements. The National Bureau of Statistics reported that year to date (YTD) national property sales values have increased +37.5% YoY, and that this has also led to increased risk appetite among the developers, with a +7.6% YoY rebound in gross floor area (GFA) starts. However, as noted, the rate of growth has slowed following the tightening measures. Blue-chip developers continue to report growth and deliver counter-cyclical performance. We expect that government policy will remain supportive over the long-term, but now believe this uplift will be offset by a mixed mid-term outlook, with the market still consolidating on

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

December 31, 2016
(unaudited) (continued)

the back of policy constraints, high inventories, declining economic growth and deteriorating margins.

Singapore: Our negative outlook for Singapore remains as its economic growth decelerated further in 2016, with 2017 expectations also muted. Nevertheless, we believe the Singapore property market may be, at last, approaching an important inflection point; green shoots are appearing among certain sectors signaling that they are near or at their cyclical bottom. These sectors include office, business parks, and luxury residential. The office market was one which we identified in late 2015 as we believed valuations were discounting excessive concerns over large incoming supply. Our assessment that share prices would re-rate once supply showed signs of being absorbed, and, in fact, office REITs were the best performers in 2016. Occupancy rates for Business and Science Parks have been improving and rental reversions have turned positive aided by the government’s drive to shift its economic reliance away from traditional manufacturing towards high knowledge-based manufacturing (R&D, content creation, biomedical). These are natural tenants for Business and Science Parks given their locations close to knowledge hubs. Lastly, luxury residential has seen increased interest given its -20% price correction from its 2013 peak, comparing to the -11% overall market average. In our opinion, Singaporean luxury residential property now looks more attractive on a spread basis compared not only to the local mid-market but also to other global major luxury residential markets. Increased interest from overseas investors would be a positive given that they traditionally account for a third of luxury volumes.

International Market Outlook

As discussed at the start of this commentary, given recent events, we’ve gained confidence in our previous assessment that the global economy had entered a regime characterized by rising inflation and an upward bias for 10-year sovereign bond yields. That view was, however, tempered by less confidence that we would see a significant uptick in global growth. In Europe, the potential for accelerating growth is likely muted and the trajectory of interest rate moves should be muted as well. Political risk in the form of populist leanings in 2017 French/German/Dutch elections could be destabilizing, so we are less constructive on region, with a preference for pockets of rent growth as cap rate compression is likely to slow in 2017. In Asia, we continue to favor core markets, particularly as the Japan outlook improves and Australia sold off. We have been reducing REITs in the regime in favor of companies with the ability to create value in an environment of rising interest rates, so we are increasingly willing to own developers in Japan, Singapore and Hong Kong. Given the shift in global currents noted above, we are gaining confidence that our investment philosophy – favoring real estate investment opportunities that offer, what we feel are, attractive total returns, not solely yield – is back “in style.”

Sincerely,

Richard Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property – Institutional Class Shares

December 31, 2016
(unaudited)

Comparison of Changes in the Value of a $100,000 Investment in E.I.I. International Property Fund, the
FTSE EPRA / NAREIT Developed ex US Index(1) From Inception (July 1, 2004) through December 31, 2016

An index is unmanaged and does not include account charges, fees, taxes and other expenses. You cannot invest into an index.

	Returns for the Periods Ended December 31, 2016
	Average Annual Total Return
			Three			Since
	Six Months	One Year	Years	Five Years	Ten Years	Inception*

E.I.I. International Fund	-4.90%	-4.60%	-3.98%	6.13%	-0.86%	6.70%

FTSE EPRA / NAREIT Developed ex US Index (1)	-3.72%	1.97%	0.61%	8.42%	0.12%	6.67%

*	Inception date was July 1, 2004.

(1)	FTSE EPRA / NAREIT Developed ex US Index in USD

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 1.98% and 1.00% respectively as stated in the current prospectus for the Institutional Class Shares. The Fund’s investment adviser (“Adviser”) has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1.00%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2017 and upon notice to shareholders. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Class Shares reflects expenses for the Fund’s fiscal year ending June 30, 2016, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

December 31, 2016
(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period (the period_ ended December 31, 2016 the E.I.I. Global Property Fund (the Fund) returned -3.6% on a per share basis compared to a decline of -4.0% for the FTSE EPRA/NAREIT Developed Index (the Index). For the full calendar year the Fund returned 2.0% versus 5.0% for the Index.

US REITs were particularly strong in the first half of 2016, rising 24% on the FTSE/NAREIT Equity REITs Index. Interest rates were a primary driver, with the 10-year Treasury yield dropping below 1.4% as the Federal Reserve (Fed) postponed further tightening and foreign central banks resorted to negative interest rates. The extreme monetary policy in Europe and Japan included quantitative easing and negative overnight interest rates. The low yields extended out the curve with as much as $13 trillion in sovereign bonds trading at negative interest rates. These measures were not stimulating the required growth and had negative impact on the financial sector. We, therefore, had anticipated that monetary policy was taking a step back from the limelight to be replaced by a burgeoning “fiscal wave” with announcements or proposals for fiscal measures in Canada, Australia, Italy, Japan and the United Kingdom (UK). It was also anticipated that the next President of the United States (US)would join in, and that became a certainty with the unexpected election of Donald Trump and the Republican Party control of both the House and Senate.

Even before the US election, we expected the implied new economic regime to be inflationary and reflationary – albeit moderately so – anticipating that sovereign bond yields had hit an important inflection point with the previous downward bias evolving to an upwards bias. But with Trump’s ascendancy, the bond market now appears to be pricing in our earlier moderate view “times 2.” While increases were generally sharpest in the US and Australia, average yields on G7 sovereign 10-year bonds (Bloomberg: BG7SOV Index) traded up as much as 31 (0.31%) basis points (bps) following the election after having appeared to stabilize following an increase of 27 bps from their 2016 low on July 6th. At the same time, the Fed raised its projected trajectory for the Federal Funds rate by about 0.25% at their last meeting in December lending credence to a view that it was getting hawkish in reaction to an inflationary interpretation of Trump policy.

Admittedly, there is much about the evolving Trump agenda and its impact on the US economy – either negative or positive – that is uncertain. However, with the increasing probability that we are moving into a more sustained period of rising inflation and bond yields, there is a presumption that real estate capitalization rates (cap rates) will rise in reaction to rising rates. However, evidence shows that property values do not suffer meaningful declines absent a recession. Europe’s historically low rates had been the basis for expectations of further declines in cap rates, but those prospects have been altered. With cap rate compression moderating, we believe that investors will have to really focus on markets and portfolios that are achieving, or are likely to achieve, actual rent growth.

In Australia ten-year sovereign bond yields have traded recently in tandem with US treasuries. Both have moved up by roughly 100 bps in both markets since their respective lows in July and August, putting downwards pressure on the local REIT indices. However, since the end of 1999, the Australian 10-year level has traded much more closely to its local central bank cash rate than has the US 10-year. With US and Australian monetary policy likely to diverge in 2017, the Australia 10-year may not trade in lockstep (up?) with the US treasury. That would support Australian REIT valuations.

Japanese property shares have benefitted from a weaker yen. In Japan a weaker Yen means that Japanese companies benefit from an increase in profits when translating foreign earnings into Yen terms and it also supports tourist arrivals. Investment and tourist spending prop up economic growth, and a weaker Yen should, on the margin, result in higher inflation. Given the assumption that the Trump agenda will make the Federal Reserve maintain its pace of hikes, the Yen has scope to continue weakening.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

December 31, 2016
(unaudited) (continued)

The Fund saw positive contributions from all three regions over the period, including in Japan, a market that, for the full year, accounted for the entire calendar-year underperformance. In the US positive relative performance in the period was underpinned by favorable stock selection for the shopping centers, office and apartment property types, all core sectors which we favored over the period.

Property Update

United States. A Trump Presidency results in numerous unknowns for commercial real estate. The potential repeal of the Affordable Care Act (ACA) has implications for healthcare demand, which could impact operator strength. Lower corporate taxes could diminish the relative advantages of being a REIT. Border adjustability could negatively affect retailer health. These uncertainties also add to our conviction that the transaction market may struggle over the next one to two quarters. Buyers and sellers were already wrestling with a move in interest rates, and a real estate sector that is likely in the latter innings of the cycle. Combined with an opaque political outlook and a stronger dollar (may limit foreign participation), we have to believe that there is modest upside risk for cap rates, even if more likely for secondary quality property. In fairness, Trump has a fairly extensive real estate background. As a result, we think it’s unlikely that he pursues policies that directly put real estate at a disadvantage, but we are concerned regarding the indirect impact of his initiatives.

The continued macro uncertainty leaves us expecting more volatility and with a waning level of conviction when it comes to identifying sectors that can outperform. This view is reinforced by a fundamental outlook that suggests decelerating internal growth across essentially all property types. Hence, our sector bets are more limited in size, and we remain more focused than the historical norm on stock selection. One property type where we are relatively more constructive is shopping centers. The retail sector broadly struggled during the holiday season, and while we understand the concerns as they relate to malls, we think that shopping centers have been unfairly painted with the same brush: Supply is fairly benign, tenants are generally healthy, and there is little visible deterioration in operating fundamentals. We expect that politics and macros may continue to overshadow real estate fundamentals in the near-term, but generally still have a favorable outlook for commercial real estate. Organic growth is healthy albeit moderating and there remains a thirst for yield that should limit any moderate disruption in the transactional market.

Europe/United Kingdom (UK): Brexit remains the biggest question mark for Europe. The fourth quarter of 2016 enjoyed a relative rebound in confidence as economic data was stable; however, uncertainty remains high. We do expect that the first quarter of 2017 will provide more substance regarding Brexit as the UK’s self-imposed March-end target for invoking Article 50 approaches. Property valuations in the UK stabilized over the final quarter of 2016 having fallen 3.6% in the third quarter post Referendum, with the IPD UK Index reporting capital growth of +0.1% in October and +0.3% in November, and we expect a similar positive figure for December. In our view, this is a short-term rebound. While there has been no noticeable decline in London office headline rents, the number of large lettings reported has diminished and we hear that tenant incentives are rising, implying 2-3% declines in rents. At the same time tenants are less keen to take longer leases. Trading for retailers remain mixed, particularly in-store, and we continue to remain cautious over the retail outlook due to the combination of the structural threat of online retail and the declining profitability as a result of rising costs of rates, imports and staff. We are more constructive on the outlook for logistics, which is a key beneficiary of the structural changes to the retail sector, including supply chain reconfiguration, which is expected to see UK online non-food retail sales reach 24% by 2020. Our exposure in the UK remains limited to companies whose valuations appear overly penalized, as well as several niche sectors which we expect will offer good fundamentals in any scenario, such as logistics, student accommodation and the residential-to-rent sectors.

On the Continent, rising reflationary expectations and corresponding upward moves in bond yields impacted sentiment towards property stocks, particularly those perceived to offer bond-proxy characteristics. Clusters such as German residential, the larger Continental European mall companies and the more interest rate sensitive Swedish sector suffered the most. We continue to see a good backdrop for real estate in Europe; the region is now seeing a broader based economic outlook, unemployment has

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

December 31, 2016
(unaudited) (continued)

continued to fall and confidence is generally improved. However, the challenge is pricing the political risk of ongoing challenges in the European Union which are now more prevalent than ever, and it is this that provides us with an over-riding caution on the outlook. Over recent months, we have moderated our view on the German residential sector now that the revaluation gains achieved over 2016 have materialized, and in light of the increasing risk that rental regulation may limit rental growth as compared to other sectors. We remain invested in the sector but now prefer to focus on Berlin which enjoys an acute supply/demand imbalance. Perhaps aided by resolution of the extended uncertainty surrounding its elections, Spain is now demonstrating improved traction as landlords gain more pricing power. While take-up is likely to be down in 2016, we expect this to have shown to accelerate in the final quarter and into 2017; rents continue to push up to around the +10% level accompanied by reduced tenant incentives. Ireland continues to enjoy positive employment growth and demand for space, particularly by multi-national corporations. In our view, take-up continues to be strong and rental growth robust in the mid-single digits, with virtually no tenant incentives on prime space. While there is the risk of Brexit contagion for Ireland’s economy, the Dublin office market may, however, attract London-based firms given commonality in language and time zones. Generally, transactional evidence continues to be supportive of appreciating asset values with yield compression seen in practically all markets, a phenomenon we expect to moderate but continue.

Asia/Pacific

Australia: The Australian REITs saw further profit taking in the last quarter of the year mainly driven by a rise in the domestic 10-year bond yield. Economically, Australia’s economy continues to hum along despite recent flash estimates pointing to a -0.5% Quarter over Quarter (QoQ) (+1.8% Year over Year (YoY)) contraction in gross domestic product (GDP) growth during the third quarter of 2016. Inflation remains in check and is trending below the Reserve Bank of Australia’s (RBA) 2-3% target band and the labor market is stable as the unemployment rate holding reached a recent low of 5.6%. Real estate fundamentals are unchanged with the office market in Sydney expected to see effective rents continue to rise as vacancy and incentives fall. While this is our preferred sector, the upside appears to be priced into company valuations. Retail continues to face challenges with the news that large international retailers are looking to expand further in Australia, putting pressure on domestic brands. These international retailers use their heft to negotiate lease terms that are more beneficial to themselves thereby limiting rental growth potential. We maintain our preference for the large high quality mall REITs whose portfolios are natural destinations for all tenant types.

Hong Kong: Hong Kong names underperformed over the period as the US Federal Reserve increased interest rates by 25 bps. Additionally, the Hong Kong Government introduced further residential policy tightening in response to a rapid rise in the secondary home price. We now expect residential primary sales volumes to moderate; subsequent launches in smaller parcels and pricing to be accommodative without major price cuts. Consequently, we have reversed our incremental optimism for the residential sector. Similarly, our view of the office market has turned negative as we believe we have reached the peak in office rents and hence office rental growth will begin to suffer a declining rate of growth. While Central office rents continue to increase (+2.3% QoQ for the fourth quarter of 2016), leasing volumes have trended down over the year and the bulk of rent increases in the current cycle are now behind us. While November retail sales declined -5.5% YoY, below the -2.9% YoY figure in October, total visitor arrivals improved marginally to -2.1% YoY and the decline in Mainland visitor arrivals was unchanged from October. We now expect YoY retail sales numbers to slowly improve off a low 2016 base with any small increases in tourist and domestic spend presenting upside risk to sales growth. Consequently, we are incrementally more constructive on the sector.

Japan: Japanese developers outperformed on the back of a weaker Yen as the US dollar strengthened following improved prospects for a normalization in global growth and the inflation outlook. Economic conditions have also improved with retail sales increasing +1.7% YoY in December, the unemployment rate at 3.1% and the jobs-to-applicants ratio at 1.4x delivering the tightest labor market conditions in two decades. The results season for the property developers continued to demonstrate earnings growth and firm asset values as rental growth was driven by tightening vacancies and expanding corporate demand. To that

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

December 31, 2016
(unaudited) (continued)

end, several developers raised their forecasts for full-year earnings in light of the better-than-expected fundamentals. On the fiscal front, the Japanese parliament made headway by passing the bill allowing for development of casinos and integrated resorts in Japan. We expect several beneficiaries in the real estate space in the form of hospitality companies and developers able to construct integrated multi-use complexes. We retain our pro-cyclical bias for growth and preference for the developers over the J-REITs.

China: We have tactically reduced our exposure to the residential developers, consolidating our holdings into the large state-linked names that benefit from better access to capital and have nationwide brands that should gain market share in a downturn. In fact, Chinese property developers corrected over the fourth quarter as more local governments announced incremental measures to restrict speculative demand and increase down payment requirements. The National Bureau of Statistics reported that year to date (YTD) national property sales values have increased +37.5% YoY, and that this has also led to increased risk appetite among the developers, with a +7.6% YoY rebound in gross floor area (GFA) starts. However, as noted, the rate of growth has slowed following the tightening measures. Blue-chip developers continue to report growth and deliver counter-cyclical performance. We expect that government policy will remain supportive over the long-term, but now believe this uplift will be offset by a mixed mid-term outlook, with the market still consolidating on the back of policy constraints, high inventories, declining economic growth and deteriorating margins.

Singapore: Our negative outlook for Singapore remains as its economic growth decelerated further in 2016, with 2017 expectations also muted. Nevertheless, we believe the Singapore property market may be, at last, approaching an important inflection point; green shoots are appearing among certain sectors signaling that they are near or at their cyclical bottom. These sectors include office, business parks, and luxury residential. The office market was one which we identified in late 2015 as we believed valuations were discounting excessive concerns over large incoming supply. Our assessment that share prices would re-rate once supply showed signs of being absorbed, and, in fact, office REITs were the best performers in 2016. Occupancy rates for Business and Science Parks have been improving and rental reversions have turned positive aided by the government’s drive to shift its economic reliance away from traditional manufacturing towards high knowledge-based manufacturing (R&D, content creation, biomedical). These are natural tenants for Business and Science Parks given their locations close to knowledge hubs. Lastly, luxury residential has seen increased interest given its -20% price correction from its 2013 peak, comparing to the -11% overall market average. In our opinion, Singaporean luxury residential property now looks more attractive on a spread basis compared not only to the local mid-market but also to other global major luxury residential markets. Increased interest from overseas investors would be a positive given that they traditionally account for a third of luxury volumes.

Global Market Outlook

As discussed at the start of this commentary, given recent events, we’ve gained confidence in our previous assessment that the global economy had entered a regime characterized by rising inflation and an upward bias for 10-year sovereign bond yields. That view was, however, tempered by less confidence that we would see a significant uptick in global growth. That may have changed, for if Trump’s policy initiatives do prove to be a game-changer – we note there is still much uncertainty about what will and won’t be done – it wouldn’t be unreasonable to expect the US economy to benefit from improved corporate investment. And one would also anticipate some positive spillover to the global economy, albeit with the caveat that any protectionist measures from Trump would complicate matters. We believe the US property market is late cycle, and Trump/Fed policies will dictate whether that cycle is perpetuated or continues to grind away at the “new” normal growth rate. In the Fund, we are seeking out sectors that could benefit the most from the fiscal/monetary policy now taking shape. With consumer confidence, wage growth, equity markets at new highs, the apartment and retail property types could fare well. We have de-emphasized “pure yield” but after the recent sell-off for US REITs, we are willing to own traditionally higher-yielding companies/sectors if they offer both valuation support and dividend growth. In Europe, the potential for accelerating growth is likely more muted than in the US, but the trajectory of interest rate moves should be muted as well. Political risk in the form of populist leanings in 2017 French/German/Dutch elections could

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

December 31, 2016
(unaudited) (continued)

be de-stabilizing, so we are less constructive on region, with a preference for pockets of rent growth as cap rate compression is likely to slow in 2017. In Asia, we continue to favor core markets, particularly as the Japan outlook improves and Australia sold off. We have been reducing REITs in the regime in favor of companies with the ability to create value in an environment of rising interest rates, so we are increasingly willing to own developers in Japan, Singapore and Hong Kong. Given the shift in global currents noted above, we are gaining confidence that our investment philosophy – favoring real estate investment opportunities that offer, what we feel are, attractive total returns, not solely yield – is back “in style.”

Sincerely,

Richard Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property - Institutional Class Shares

December 31, 2016
(unaudited)

Comparison of Changes in the Value of a $100,000 Investment in E.I.I. Global Property Fund and the FTSE EPRA /NAREIT Developed Index From Inception (February 1, 2007) through December 31, 2016

Note: (1) FTSE EPRA / NAREIT Developed Index in USD

An index is unmanaged and does not include account charges, fees, taxes and other expenses. You cannot invest into an index.

	Returns for the Periods Ended December 31, 2016
	Average Annual Total Return
			Three		Since
	Six Months	One Year	Years	Five Years	Inception*
E.I.I. Global Property Fund	-3.56%	2.02%	4.04%	7.94%	0.81%
FTSE EPRA / NAREIT Developed Index(1)	-4.02%	4.99%	6.78%	10.33%	1.65%

*	Inception date was February 1, 2007.

(1)	FTSE EPRA/NAREIT Developed Index in USD

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 2.06% and 1.00% respectively as stated in the current prospectus for the Institutional Class Shares. The Fund’s investment Adviser (“Adviser”) has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1.00%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2017 and upon notice to shareholders. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Class Shares reflects expenses for the Fund’s fiscal year ending June 30, 2016, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

E.I.I. REALTY SECURITIES TRUST

Expense Table (unaudited)

December 31, 2016

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses
	For the Period July 1, 2016 to December 31, 2016
Expense Table
	Beginning	Ending	Expenses	Net
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	7/1/2016	12/31/2016	Period	Ratio

E.I.I. Realty Securities Fund
Institutional Class Shares:
Actual Fund Return	$1,000.00	$981.10	$3.99 *	0.80%
Hypothetical 5% Return	$1,000.00	$1,021.17	$4.08 *	0.80%
Investor Class Shares:
Actual Fund Return	$1,000.00	$980.70	$5.24 *	1.05%
Hypothetical 5% Return	$1,000.00	$1,019.91	$5.35 *	1.05%

E.I.I. International Property Fund
Institutional Class Shares:
Actual Fund Return	$1,000.00	$951.00	$4.92 *	1.00%
Hypothetical 5% Return	$1,000.00	$1,020.16	$5.09 *	1.00%

E.I.I. Global Property Fund
Institutional Class Shares:
Actual Fund Return	$1,000.00	$964.40	$4.95 *	1.00%
Hypothetical 5% Return	$1,000.00	$1,020.16	$5.09 *	1.00%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days) or applicable period, then divided by 365 days.

E.I.I. REALTY SECURITIES TRUST

December 31, 2016
(unaudited)

E.I.I. Realty Securities Fund		E.I.I. International Property Fund

Sectors[1]		Countries[1]
Apartments	16.16%	Japan	24.89%
Office Property	12.73%	Australia	14.29%
Regional Malls	10.99%	Hong Kong	12.86%
Healthcare	10.80%	United Kingdom	10.73%
Shopping Centers	9.68%	Germany	7.84%
Storage	7.60%	Singapore	6.16%
Single Tenant	6.34%	Canada	6.11%
Data Centers	5.91%	France	3.74%
Hotels & Lodging	4.86%	Netherlands	3.36%
Industrial	3.92%	Sweden	3.12%
Warehouse/Industrial	3.36%	Spain	1.70%
Diversified	2.87%	Finland	1.42%
Specialty	1.54%	Ireland	1.03%
Manufactured Homes	1.43%	South Korea	0.71%
Short Term Investment	1.35%	Subtotal	97.96%
Subtotal	99.54%	Other Assets In Excess of Liabilities	2.04%
Other Assets In Excess of Liabilities	0.46%	Total	100.00%
Total	100.00

E.I.I. Global Property Fund

Countries[1]
United States	55.20%
Japan	12.02%
Australia	7.46%
Hong Kong	6.03%
United Kingdom	4.97%
Germany	3.54%
Canada	2.10%
France	2.10%
Singapore	1.85%
Netherlands	0.96%
Sweden	0.86%
Spain	0.84%
Finland	0.63%
Ireland	0.54%
Subtotal	99.10%
Other Assets In Excess of Liabilities	0.90%
Total	100.00%

[1]	As a percentage of net assets as of December 31, 2016. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

December 31, 2016
(Unaudited)

	Shares	Fair Value

REAL ESTATE INVESTMENT TRUSTS (REITS) - 98.19%

Apartments - 16.16%
American Campus Communities, Inc.	11,100	$552,447
Equity Residential	13,800	888,168
Essex Property Trust, Inc.	4,100	953,250
Mid-America Apartment Communities, Inc.	8,378	820,374
Total Apartments (Cost $2,783,090)		3,214,239

Data Centers - 5.91%
Digital Realty Trust, Inc.	4,500	442,170
Equinix, Inc.	2,050	732,691
Total Data Centers (Cost $1,153,888)		1,174,861

Diversified - 2.87%
Forest City Realty Trust, Inc.	27,400	571,016
Total Diversified (Cost $570,610)		571,016

Healthcare - 10.80%
Care Capital Properties, Inc.	17,400	435,000
Ventas, Inc.	13,450	840,894
Welltower, Inc.	13,000	870,090
Total Healthcare (Cost $2,004,108)		2,145,984

Hotels & Lodging - 4.86%
DiamondRock Hospitality Co.	54,100	623,773
Host Hotels & Resorts, Inc.	18,100	341,004
Total Hotels & Lodging (Cost $795,256)		964,777

Industrial - 3.92%
Liberty Property Trust	19,700	778,150
Total Industrial (Cost $801,272)		778,150

Manufactured Homes - 1.43%
Sun Communities, Inc.	3,700	283,457
Total Manufactured Homes (Cost $280,140)		283,457

Office Property - 12.73%
Boston Properties, Inc.	5,700	716,946
Equity Commonwealth *	21,100	638,064
Kilroy Realty Corp.	8,100	593,082
SL Green Realty Corp.	5,400	580,770
Total Office Property (Cost $2,439,133)		2,528,862

Regional Malls - 10.99%
General Growth Properties, Inc.	39,100	976,718
Simon Property Group, Inc.	5,500	977,185
Taubman Centers, Inc.	3,100	229,183
Total Regional Malls (Cost $1,546,316)		2,183,086

Shopping Centers - 9.68%
DDR Corp.	21,200	323,724
Equity One, Inc.	9,245	283,729
Federal Realty Investment Trust	3,900	554,229
Retail Properties of America, Inc.	49,700	761,901
Total Shopping Centers (Cost $1,863,153)		1,923,583

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (Continued)

December 31, 2016
(Unaudited)

	Shares	Fair Value

Single Tenant - 6.34%
Spirit Realty Capital, Inc.	60,300	$654,858
STORE Capital Corp.	24,500	605,395
Total Single Tenant (Cost $1,275,920)		1,260,253

Specialty - 1.54%
Gaming and Leisure Properties, Inc.	10,000	306,200
Total Specialty (Cost $324,262)		306,200

Storage - 7.60%
CubeSmart	19,200	513,984
Extra Space Storage, Inc.	12,900	996,396
Total Storage (Cost $1,661,711)		1,510,380

Warehouse/Industrial - 3.36%
First Industrial Realty Trust, Inc.	23,800	667,590
Total Warehouse/Industrial (Cost $646,664)		667,590
Total Real Estate Investment Trusts (REITS) (Cost $18,145,523)		19,512,438

SHORT-TERM INVESTMENTS (UNITED STATES) - 1.35%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 0.36% **	268,178	268,178
Total Short Term Investment (United States) (Cost $268,178)		268,178

Total Investments - 99.54% (Cost $18,413,701)		$19,780,616
Other Assets in Excess of Liabilities - 0.46%		91,178
Net Assets - 100.00%		$19,871,794

*	Denotes non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

December 31, 2016
(Unaudited)

	Shares	Fair Value

COMMON STOCK - 40.56%

Finland - 1.42%
Citycon OYJ	59,200	$145,697
Total Finland (Cost $139,559)		145,697

Germany - 7.84%
ADO Properties SA	1,200	40,434
Deutsche Wohnen AG	12,400	388,854
TLG Immobilien AG	12,800	240,786
Vonovia SE	4,210	137,136
Total Germany (Cost $804,996)		807,210

Hong Kong - 8.10%
China Overseas Land & Investment, Ltd.	93,056	245,441
China Resources Land, Ltd.	14,700	33,143
Sun Hung Kai Properties, Ltd.	43,311	555,103
Total Hong Kong (Cost $1,055,717)		833,687

Japan - 12.85%
Mitsubishi Estate Co., Ltd.	26,000	515,388
Mitsui Fudosan Co., Ltd.	16,700	385,359
Nomura Real Estate Holdings, Inc.	6,000	101,847
Sumitomo Realty & Development Co., Ltd.	12,100	320,632
Total Japan (Cost $1,825,263)		1,323,226

Singapore - 2.99%
CapitaLand, Ltd.	45,400	94,305
City Developments, Ltd.	13,200	75,189
Hongkong Land Holdings, Ltd.	16,600	105,078
Wing Tai Holdings, Ltd.	30,600	33,556
Total Singapore (Cost $331,365)		308,128

South Korea - 0.71%
Shinsegae Co., Ltd.	500	72,860
Total South Korea (Cost $99,887)		72,860

Sweden - 3.12%
Castellum AB	11,300	154,915
Fabege AB	10,200	166,474
Total Sweden (Cost $307,730)		321,389

United Kingdom - 3.53%
Grainger PLC	59,300	173,787
UNITE Group PLC	25,400	189,696
Total United Kingdom (Cost $424,415)		363,483

Total Common Stock (Cost $4,988,932)		4,175,680

REAL ESTATE INVESTMENT TRUSTS (REITS) - 57.40%

Australia - 14.29%
Propertylink Group	79,700	44,862
Scentre Group	155,800	522,937
Stockland	124,523	411,568
Westfield Corp.	72,500	492,056
Total Australia (Cost $1,585,712)		1,471,423

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (Continued)

December 31, 2016
(Unaudited)

	Shares	Fair Value

Canada - 6.11%
Allied Properties Real Estate Investment Trust	9,553	$255,786
Boardwalk Real Estate Investment Trust	2,810	101,818
RioCan Real Estate Investment Trust	13,661	270,951
Total Canada (Cost $581,260)		628,555

France - 3.74%
Gecina SA	1,600	221,393
Klepierre	4,181	164,217
Total France (Cost $396,280)		385,610

Hong Kong - 4.76%
Link REIT	75,900	490,123
Total Hong Kong (Cost $428,766)		490,123

Ireland - 1.03%
Green REIT PLC	73,600	106,296
Total Ireland (Cost $125,713)		106,296

Japan - 12.04%
Activia Properties, Inc.	67	315,867
Advance Residence Investment Corp.	43	113,686
Invincible Investment Corp.	310	139,117
Japan Real Estate Investment Corp.	58	316,116
Nippon Building Fund, Inc.	64	354,626
Total Japan (Cost $1,391,964)		1,239,412

Netherlands - 3.36%
Unibail-Rodamco SE	1,450	345,649
Total Netherlands (Cost $369,927)		345,649

Singapore - 3.17%
Ascendas Real Estate Investment Trust	47,100	73,595
Frasers Logistics & Industrial Trust	396,200	252,743
Total Singapore (Cost $344,704)		326,338

Spain - 1.70%
Merlin Properties Socimi SA	16,061	174,977
Total Spain (Cost $196,391)		174,977

United Kingdom - 7.20%
Great Portland Estates PLC	29,061	238,996
Land Securities Group PLC	20,200	266,844
Segro PLC	41,600	235,422
Total United Kingdom (Cost $798,568)		741,262

Total Real Estate Investment Trusts (REITS) (Cost $6,219,285)		5,909,645

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (Continued)

December 31, 2016
(Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 1.67%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 0.36% **	171,456	$171,456
Total Short Term Investment (United States) (Cost $171,456)		171,456

Total Investments - 99.63% (Cost $11,379,673)		$10,256,781
Other Assets in Excess of Liabilities - 0.37%		37,848
Net Assets - 100.00%		$10,294,629

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

	% of Net
Sector Diversification	Assets	Fair Value
Real Estate	96.52%	$9,937,277
Consumer Cyclicals	1.44%	148,048
Short-Term Investments	1.67%	171,456
Total Investments	99.63%	10,256,781
Other Assets in Excess of Liabilities	0.37%	37,848
Net Assets	100.00%	$10,294,629

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

December 31, 2016
(Unaudited)

	Shares	Fair Value

COMMON STOCK - 17.81%

Finland - 0.63%
Citycon OYJ	44,700	$110,011
Total Finland (Cost $107,111)		110,011

Germany - 3.54%
Deutsche Wohnen AG	13,600	426,485
TLG Immobilien AG	10,000	188,114
Total Germany (Cost $628,130)		614,599

Hong Kong - 3.65%
China Overseas Land & Investment, Ltd.	88,000	232,106
Sun Hung Kai Properties, Ltd.	32,200	403,148
Total Hong Kong (Cost $704,447)		635,254

Japan - 6.76%
Mitsubishi Estate Co., Ltd	19,300	382,576
Mitsui Fudosan Co., Ltd.	15,700	362,283
Nomura Real Estate Holdings, Inc.	5,700	96,755
Sumitomo Realty & Development Co., Ltd.	12,600	333,881
Total Japan (Cost $1,163,654)		1,175,495

Singapore - 0.81%
CapitaLand, Ltd.	42,600	88,489
City Developments, Ltd.	9,200	52,404
Total Singapore (Cost $148,067)		140,893

Sweden - 0.86%
Fabege AB	9,200	150,153
Total Sweden (Cost $129,323)		150,153

United Kingdom- 1.56%
Grainger PLC	48,800	143,016
UNITE Group PLC	17,100	127,709
Total United Kingdom (Cost $291,430)		270,725

Total Common Stock (Cost $3,172,162)		3,097,130

REAL ESTATE INVESTMENT TRUSTS (REITS) - 81.29%

Australia - 7.46%
Scentre Group	141,000	483,558
Stockland	119,353	394,480
Westfield Corp.	61,700	418,757
Total Australia (Cost $1,244,224)		1,296,795

Canada - 2.10%
RioCan Real Estate Investment Trust	18,383	364,607
Total Canada (Cost $391,659)		364,607

France - 2.10%
Gecina SA	1,600	143,204
Klepierre	3,646	221,393
Total France (Cost $328,737)		364,597

Hong Kong - 2.38%
Link REIT	64,200	414,571
Total Hong Kong (Cost $370,207)		414,571

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (Continued)

December 31, 2016
(Unaudited)

	Shares	Fair Value

Ireland - 0.54%
Green REIT PLC	65,400	$94,453
Total Ireland (Cost $106,446)		94,453

Japan - 5.26%
Activia Properties, Inc.	64	301,724
Invincible Investment Corp.	271	121,615
Japan Real Estate Investment Corp.	38	207,110
Nippon Building Fund, Inc.	51	282,593
Total Japan (Cost $1,005,718)		913,042

Netherlands - 0.96%
Unibail-Rodamco SE	700	166,865
Total Netherlands (Cost $171,964)		166,865

Singapore - 1.04%
Frasers Logistics & Industrial Trust	284,000	181,169
Total Singapore (Cost $189,564)		181,169

Spain - 0.84%
Merlin Properties Socimi SA	13,421	146,216
Total Spain (Cost $143,757)		146,216

United Kingdom - 3.41%
Great Portland Estates PLC	19,820	162,998
Land Securities Group PLC	17,700	233,818
Segro PLC	34,700	196,374
Total United Kingdom (Cost $554,896)		593,190

United States - 55.20%
Acadia Realty Trust	5,000	163,400
American Campus Communities, Inc.	10,100	502,677
Boston Properties, Inc.	3,800	477,964
CubeSmart	10,000	267,700
DiamondRock Hospitality Co.	25,600	295,168
Equity Commonwealth *	9,400	284,256
Equity One, Inc.	4,100	125,829
Equity Residential	7,200	463,392
Essex Property Trust, Inc.	2,300	534,750
Extra Space Storage, Inc.	6,600	509,784
First Industrial Realty Trust, Inc.	12,000	336,600
General Growth Properties, Inc.	23,400	584,532
Host Hotels & Resorts, Inc.	8,900	167,676
Kilroy Realty Corp.	3,500	256,270
Liberty Property Trust	11,000	434,500
Mid-America Apartment Communities, Inc.	5,381	526,908
National Retail Properties, Inc.	5,000	221,000
Realty Income Corp.	6,300	362,124
Regency Centers Corp.	4,900	337,855
Retail Properties of America, Inc.	29,900	458,367
Simon Property Group, Inc.	2,157	383,234
SL Green Realty Corp.	2,900	311,895
STORE Capital Corp.	14,300	353,353
Taubman Centers, Inc.	2,900	214,397
Ventas, Inc.	6,300	393,876
Welltower, Inc.	9,400	629,142
Total United States (Cost $8,899,885)		9,596,649

Total Real Estate Investment Trusts (REITS) (Cost $13,407,057)		14,132,154

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (Continued)

December 31, 2016
(Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENT (UNITED STATES) - 1.23%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 0.36% **	214,054	$214,054
Total Short Term Investment (United States) (Cost $214,054)		214,054

Total Investments - 100.33% (Cost $16,793,273)		$17,443,338
Liabilities in Excess of Other Assets - (0.33)%		(58,111)
Net Assets - 100.00%		$17,385,227

*	Denotes non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

	% of Net
Sector Diversification	Assets	Fair Value
Real Estate	98.80%	$17,176,880
Consumer Cyclicals	0.30%	52,404
Short-Term Investments	1.23%	214,054
Total Investments	100.33%	17,443,338
Liabilities in Excess of Other Assets	(0.33)%	(58,111)
Net Assets	100.00%	$17,385,227

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

Statement of Assets and Liabilities

December 31, 2016
(Unaudited)

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund
ASSETS
Investments in securities at fair value (Cost $18,413,701, $11,379,673 and $16,793,273)	$19,780,616	$10,256,781	$17,443,338
Foreign currency at fair value (Cost $0, $1,722 and $1,235)	—	1,722	1,235
Dividends and interest receivable	139,817	30,683	89,325
Receivable for investment securities sold	—	10,734	18
Receivable for fund shares sold	1,009	—	64
Receivable from Investment Adviser	7,937	33,233	15,645
Tax reclaim receivables	—	105,633	19,123
Prepaid expenses and other assets	11,293	2,231	3,552
TOTAL ASSETS	19,940,672	10,441,017	17,572,300

LIABILITIES
Payable for fund shares redeemed	13,078	506	66,329
Administration fees payable	11,951	5,644	11,444
Transfer agent fees payable	—	848	59
Audit and tax fees payable	13,145	39,203	30,231
Legal fees payable	—	22,878	8,628
Custodian fees payable	9,226	43,065	26,115
Trustee fees payable	19,651	23,429	20,043
Accrued expenses and other liabilities	1,827	10,815	24,224
Total Liabilities	68,878	146,388	187,073
NET ASSETS	$19,871,794	$10,294,629	$17,385,227

NET ASSETS Consist Of:
Par value, $0.01 par value	$46,555	$8,923	$50,005
Additional paid-in capital	17,865,694	210,281,892	17,018,687
Accumulated undistributed (distributions in excess) of net investment income (loss)	86,414	(1,306,429)	(2,027,793)
Accumulated net realized gain (loss) on investment transactions and foreign currency transactions	506,216	(197,661,088)	1,681,444
Net unrealized appreciation (depreciation) on investment securities & foreign currency	1,366,915	(1,028,669)	662,884
NET ASSETS	$19,871,794	$10,294,629	$17,385,227

Institutional Class Shares:
NET ASSET VALUE, offering and redemption price per share ($18,098,793/ 4,240,981 Shares), ($10,294,629/ 892,334 Shares) and ($17,385,227/ 4,832,153 Shares), respectively.	$4.27	$11.54	$3.60
Investor Class Shares:

NET ASSET VALUE, offering and redemption price per shares ($1,773,001/ 414,490 Shares).	$4.28	$—	$—

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

Statement of Operations

For the Six Months Ended December 31, 2016
(Unaudited)

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
INVESTMENT INCOME	Fund	Property Fund	Property Fund
Dividends (less foreign taxes withheld $0, $12,174 and $9,341)	$439,972	$168,765	$356,730
Interest	466	335	265
Total Investment Income	440,438	169,100	356,995

EXPENSES
Investment advisory fees (see note C)	78,999	49,794	77,597
Registration and filing fees	24,870	17,487	10,089
Legal fees	20,301	25,075	18,799
Trustees fees and expenses	17,396	17,469	17,426
Administration fees	15,800	9,959	15,519
Audit and tax fees	16,855	30,260	21,235
Transfer agent fees	9,111	6,188	6,119
Custodian fees	6,040	28,331	17,174
Distribution and/or service fees (Investor Class Shares) (see note C)	2,588	—	—
Miscellaneous expenses	11,313	12,679	11,377
Total Expenses	203,273	197,242	195,335
Less: expenses waived/reimbursed by Adviser (see note C)	(107,244)	(131,686)	(92,544)
NET EXPENSES	96,029	65,556	102,791
NET INVESTMENT INCOME	344,409	103,544	254,204

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions	1,603,525	(481,932)	1,950,087
Net realized loss on foreign currency transactions	—	(134,462)	(22,179)
Net change in unrealized appreciation (depreciation) on investment securities*	(2,354,564)	63,617	(2,815,121)
Net change in unrealized depreciation on foreign currency transactions	—	(121,751)	(28,685)
Net realized and unrealized loss on investment securities and foreign currency transactions	(751,039)	(674,528)	(915,898)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(406,630)	$(570,984)	$(661,694)

*	Change in unrealized depreciation on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in Foreign taxes payable of $94,404 and $13,032, respectively, on certain depreciation of certain foreign securities.

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST
Statement of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Six Months Ended
	December 31, 2016	Year Ended
	(Unaudited)	June 30, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$344,409	$442,602
Net realized gain on investment transactions	1,603,525	1,357,247
Net change in unrealized appreciation (depreciation) on investment securities	(2,354,564)	1,914,938
Net increase in net assets resulting from operations	(406,630)	3,714,787

Distributions From:
From net investment income
Institutional Class	(282,569)	(444,539)
Investor Class	(26,227)	(40,172)
Total net investment income	(308,796)	(484,711)

Net realized gains on securities:
Institutional Class	(2,104,681)	(1,433,222)
Investor Class	(222,894)	(152,800)
	(2,327,575)	(1,586,022)
Total Distributions	(2,636,371)	(2,070,733)

Capital Share Transactions:
Institutional Class:
Shares issued	229,382	251,096
Shares reinvested	2,279,937	1,785,340
Shares redeemed	(1,489,575)	(409,587)
Total Institutional Class	1,019,744	1,626,849

Investor Class:
Shares issued	183,743	203,554
Shares reinvested	65,892	47,778
Shares redeemed	(225,081)	(168,848)
Total Investor Class	24,554	82,484
Net increase from capital share transactions	1,044,298	1,709,333
Total increase (decrease) in net assets	$(1,998,703)	$3,353,387

NET ASSETS
Beginning of Period	21,870,497	18,517,110
End of Period	$19,871,794	$21,870,497

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST
Statement of Changes in Net Assets (Continued)

	E.I.I. Realty Securities Fund
	Six Months Ended
	December 31, 2016	Year Ended
	(Unaudited)	June 30, 2016
Shares Issued and Redeemed:
Institutional Class:
Shares issued	46,777	56,332
Shares reinvested	538,319	395,344
Shares redeemed	(298,692)	(86,115)
Total Institutional Class Shares	286,404	365,561

Investor Class:
Shares issued	38,084	43,079
Shares reinvested	15,517	10,582
Shares redeemed	(48,661)	(35,638)
Total Investor Class Shares	4,940	18,023
Net increase from share transactions	291,344	383,584
Undistributed Net Investment Income	$86,414	$50,801

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST
Statement of Changes in Net Assets

	E.I.I. International Property Fund
	Six Months Ended
	December 31, 2016	Year Ended
	(Unaudited)	June 30, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$103,544	$342,397
Net realized loss on investment transactions	(481,932)	(6,843,583)
Net realized loss on foreign currency transactions	(134,462)	(138,993)
Net change in unrealized appreciation on investment securities	63,617	3,997,278
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(121,751)	10,907
Net decrease in net assets resulting from operations	(570,984)	(2,631,994)

Distributions From:
From net investment income	(810,089)	(1,683,019)
From return of capital	—	(922,757)
Total Distributions	(810,089)	(2,605,776)

Capital Share Transactions - Institutional Class:
Shares issued	290,056	1,918,545
Shares reinvested	690,180	2,511,555
Shares redeemed	(4,268,092)	(31,332,510)
Total Institutional Class	(3,287,856)	(26,902,410)
Total decrease in net assets	$(4,668,929)	$(32,140,180)

NET ASSETS
Beginning of Period	14,963,558	47,103,738
End of Period	$10,294,629	$14,963,558

Shares Issued and Redeemed - Institutional Class:
Institutional Class:
Shares issued	21,666	142,253
Shares reinvested	61,349	191,429
Shares redeemed	(334,565)	(2,314,140)
Total Institutional Class Shares	(251,550)	(1,980,458)

Distributions in Excess of Net Investment Income	$(1,306,429)	$(599,884)

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST
Statement of Changes in Net Assets

	E.I.I. Global Property Fund
	Six Months Ended
	December 31, 2016	Year Ended
	(Unaudited)	June 30, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$254,204	$352,510
Net realized gain on investment transactions	1,950,087	7,839,959
Net realized loss on foreign currency transactions	(22,179)	(59,731)
Net change in unrealized depreciation on investment securities	(2,815,121)	(6,276,686)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(28,685)	7,015
Net increase (decrease) in net assets resulting from operations	(661,694)	1,863,067

Distributions From:
From net investment income	(1,605,956)	(609,615)
Net realized gains on securities	(2,273,020)	(7,703,353)
Total Distributions	(3,878,976)	(8,312,968)

Capital Share Transactions - Institutional Class:
Shares issued	388,667	10,766,696
Shares reinvested	3,874,160	8,283,174
Shares redeemed	(6,159,371)	(20,349,876)
Total Institutional Class	(1,896,544)	(1,300,006)
Total decrease in net assets	$(6,437,214)	$(7,749,907)

NET ASSETS
Beginning of Period	23,822,441	31,572,348
End of Period	$17,385,227	$23,822,441

Shares Issued and Redeemed - Institutional Class:
Institutional Class:
Shares issued	82,553	2,333,329
Shares reinvested	1,097,496	1,865,580
Shares redeemed	(1,364,443)	(2,658,726)
Total Institutional Class Shares	(184,394)	1,540,183

Distributions in Excess of Net Investment Income	$(2,027,793)	$(676,041)

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST
E.I.I. Realty Securities Fund
Financial Highlights
For an Institutional Class Share Outstanding Through Each Period

	Six Months
	Ended
	December 31, 2016		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, Beginning of Period	$5.01		$4.65	$5.29	$5.32	$4.99	$4.43
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income	0.08	(1)	0.11 (1)	0.09 (1)	0.09	0.08	0.06
Net Gain on Securities (Realized and Unrealized)	(0.19)		0.77	0.13	0.64	0.32	0.55
Total from Investment Operations	(0.11)		0.88	0.22	0.73	0.40	0.61
LESS DISTRIBUTIONS:
Net Investment Income	(0.07)		(0.12)	(0.09)	(0.09)	(0.07)	(0.05)
Net Realized Gains on Securities	(0.56)		(0.40)	(0.77)	(0.67)	—	—
Total Distributions	(0.63)		(0.52)	(0.86)	(0.76)	(0.07)	(0.05)
REDEMPTION FEES	—		—	—	—	— (2)	—	(2)
Net Asset Value, End of Period	$4.27		$5.01	$4.65	$5.29	$5.32	$4.99
Total Return (3)	(1.89	)% (4)	20.33%	3.26%	16.36%	8.10%	13.88%
Net Assets, End of Period (thousands)	$18,099		$19,817	$16,696	$24,516	$21,879	$24,772
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80	% (5)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Expenses to Average Net Assets (Excluding effects of waivers and reimbursement of expenses)	1.91	% (5)	1.93%	1.70%	1.27%	1.28%	1.30%
Ratio of Net Investment Income to Average Net Assets (Including waivers and reimbursement of expenses)	3.31	% (5)	2.28%	1.68%	1.57%	1.44%	1.32%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	2.29	% (5)	1.15%	0.77%	1.09%	0.96%	0.82%
Portfolio Turnover Rate	49	% (4)	98%	107%	112%	114%	81	% (6)

(1)	Per share numbers have been calculated using the average share method.

(2)	Amounts represent less than $0.005 per share.

(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.

(5)	Annualized

(6)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST
E.I.I. Realty Securities Fund
Financial Highlights
For an Investor Class Share Outstanding Through Each Period

	Six Months
	Ended			For the Period
	December 31, 2016		Year Ended	January 21, 2015
	(Unaudited)		June 30, 2016	to June 30, 2015*

Net asset value, Beginning of Period	$5.02		$4.65	$5.28
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (1)	0.07		0.10	0.04
Net Gain on Securities (Realized and Unrealized)	(0.19)		0.77	(0.65	) (2)
Total from Investment Operations	(0.12)		0.87	(0.61)
LESS DISTRIBUTIONS:
Net Investment Income	(0.06)		(0.10)	(0.02)
Net Realized Gains on Securities	(0.56)		(0.40)	—
Total Distributions	(0.62)		(0.50)	(0.02)
Net Asset Value, End of Period	$4.28		$5.02	$4.65
Total Return (3)	(1.93	)% (4)	19.89%	(11.67	)% (4)
Net Assets, End of Period (thousands)	$1,773		$2,054	$1,821
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.05	% (5)	1.05%	1.05	% (5)
Ratio of Expenses to Average Net Assets (Excluding effects of waivers and reimbursement of expenses)	2.16	% (5)	2.18%	2.42	% (5)
Ratio of Net Investment Income to Average Net Assets (Including waivers and reimbursement of expenses)	2.97	% (5)	1.99%	1.80	% (5)
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.95	% (5)	0.86%	0.44	% (5)
Portfolio Turnover Rate	49	% (4)	98%	107	% (4)

*	Investor Class commenced operations on January 21, 2015.

(1)	Per share numbers have been calculated using the average share method.

(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.

(5)	Annualized.

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST
E.I.I. International Property Fund
Financial Highlights
For an Institutional Class Share Outstanding Through Each Period

	Six Months
	Ended
	December 31, 2016		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(Unaudited)		June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013	June 30, 2012

Net asset value, Beginning of Period	$13.08		$15.08	$20.13	$18.72		$15.99	$18.87
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (1)	(0.03)		0.15	0.03	0.44		0.27	0.28
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.61)		(1.08)	(1.03)	1.59		2.81	(2.19)
Total from Investment Operations	(0.64)		(0.93)	(1.00)	2.03		3.08	(1.91)
LESS DISTRIBUTIONS:
Net Investment Income	(0.90)		(0.71)	(4.05)	(0.62)		(0.35)	(0.97)
Return of Capital	—		(0.36)	—	—		—	—
Total Distributions	(0.90)		(1.07)	(4.05)	(0.62)		(0.35)	(0.97)
REDEMPTION FEES	—		—	— (2)	—	(2)	— (2)	— (2)
Net Asset Value, End of Period	$11.54		$13.08	$15.08	$20.13		$18.72	$15.99
Total Return (3)	(4.90	)% (4)	(6.18)%	(3.94)%	11.05%		19.25%	(9.08)%
Net Assets, End of Period (thousands)	$10,294		$14,964	$47,104	$984,387		$731,988	$536,033
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00	% (5)	1.00%	1.00%	1.00%		1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding effects of waivers and reimbursement of expenses)	2.97	% (5)	1.98%	1.18%	0.99	% (6)	1.00%	1.04%
Ratio of Net Investment Income to Average Net Assets (Including waivers and reimbursement of expenses)	-0.47	% (5)	1.07%	0.14%	2.23%		1.45%	1.73%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	(2.44	)% (5)	0.09%	(0.05)%	2.24	% (6)	1.44%	1.69%
Portfolio Turnover Rate	29	% (4)	79%	11%	9%		8%	13%

(1)	Per share numbers have been calculated using the average share method.

(2)	Amounts represent less than $0.005 per share.

(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.

(5)	Annualized.

(6)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST
E.I.I. Global Property Fund
Financial Highlights
For an Institutional Class Share Outstanding Through Each Period

	Six Months
	Ended
	December 31, 2016		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	(Unaudited)		June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013		June 30, 2012

Net asset value, Beginning of Period	$4.75		$9.08	$18.45	$16.78		$15.50		$15.87
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (1)	0.05		0.09	0.08	0.29		0.23		0.21
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.24)		0.26	(0.22)	1.74		1.43		(0.13	) (2)
Total from Investment Operations	(0.19)		0.35	(0.14)	2.03		1.66		0.08
LESS DISTRIBUTIONS:
Net Investment Income	(0.40)		(0.34)	(0.98)	(0.36)		(0.38)		(0.45)
Net Realized Gains on Securities	(0.56)		(4.34)	(8.25)	—		—		—
Total Distributions	(0.96)		(4.68)	(9.23)	(0.36)		(0.38)		(0.45)
REDEMPTION FEES	—		—	— (3)	—	(3)	—	(3)	—	(3)
Net Asset Value, End of Period	$3.60		$4.75	$9.08	$18.45		$16.78		$15.50
Total Return (4)	(3.56	)% (5)	7.55%	(1.62)%	12.34%		10.76%		0.89%
Net Assets, End of Period (thousands)	$17,385		$23,822	$31,572	$1,285,949		$1,003,909		$585,169
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00	% (6)	1.00%	0.98%	0.99%		1.00%		1.00%
Ratio of Expenses to Average Net Assets (Excluding effects of waivers and reimbursement of expenses)	1.89	% (6)	2.06%	1.10%	0.97	% (7)	0.99	% (7)	1.02%
Ratio of Net Investment Income to Average Net Assets (Including waivers and reimbursement of expenses)	2.24	% (6)	1.40%	0.50%	1.67%		1.34%		1.46%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.35	% (6)	0.34%	0.38%	1.68	% (7)	1.35	% (7)	1.45%
Portfolio Turnover Rate	57	% (5)	135%	14%	18%		19%		14%

(1)	Per share numbers have been calculated using the average share method.

(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)	Amounts represent less than $0.005 per share.

(4)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(5)	Total return and portfolio turnover rate are not annualized for periods less than one year.

(6)	Annualized.

(7)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements
December 31, 2016
(Unaudited)

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. The E.I.I. International Property Fund and E.I.I. Global Property Fund are classified as diversified Funds while the E.I.I. Realty Securities Fund is classified as a non-diversified Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of December 31, 2016, the Adviser Class has not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements. The Funds are investment companies and accordingly follow the investment companies accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as a reduction or increase in realized gains or losses.

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Adviser’s Valuation Committee (the “Committee”) which has been adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Committee, which has been delegated certain pricing responsibilities by the Board.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

The Board has delegated day to day fair valuation of each Fund’s portfolio securities to the Adviser/Administrator using methods approved by the Fund’s Board. Gemini Fund Services, LLC, which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities consistent with the Board approved methods. To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements: The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the value that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs reflect the assumptions market participants would use in valuing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

● Level 1 —	quoted prices in active markets for identical investments

● Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of December 31, 2016:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. REALTY SECURITIES FUND	December 31, 2016	Price	Inputs	Inputs
Investments in Securities*	$19,780,616	$19,780,616	$—	$—
Total	$19,780,616	$19,780,616	$—	$—

*	See Schedule of Investments for industry sector breakouts.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. INTERNATIONAL PROPERTY FUND	December 31, 2016	Price	Inputs	Inputs
Common Stocks: *
Finland	$145,697	$145,697	$—	$—
Germany	807,210	40,434	766,776	—
Hong Kong	833,687	—	833,687	—
Japan	1,323,226	—	1,323,226	—
Singapore	308,128	105,078	203,050	—
South Korea	72,860	72,860	—	—
Sweden	321,389	154,915	166,474	—
United Kingdom	363,483	—	363,483	—
Real Estate Investment Trusts: *
Australia	1,471,423	456,430	1,014,993	—
Canada	628,555	628,555	—	—
France	385,610	221,393	164,217	—
Hong Kong	490,123	—	490,123	—
Ireland	106,296	106,296	—	—
Japan	1,239,412	745,669	493,743	—
Netherlands	345,649	—	345,649	—
Singapore	326,338	—	326,338	—
Spain	174,977	—	174,977	—
United Kingdom	741,262	—	741,262	—
Short-Term Investment	171,456	171,456	—	—
Total	$10,256,781	$2,848,783	$7,407,998	$—

*	See Schedule of Investments for geographic and industry sector breakouts.

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. GLOBAL PROPERTY FUND	December 31, 2016	Price	Inputs	Inputs
Common Stocks: *
Finland	$110,011	$110,011	$—	$—
Germany	614,599	—	614,599	—
Hong Kong	635,254	—	635,254	—
Japan	1,175,495	—	1,175,495	—
Singapore	140,893	—	140,893	—
Sweden	150,153	—	150,153	—
United Kingdom	270,725	270,725	—	—
Real Estate Investment Trusts: *
Australia	1,296,795	394,480	902,315	—
Canada	364,607	364,607	—	—
France	364,597	143,204	221,393	—
Hong Kong	414,571	—	414,571	—
Ireland	94,453	94,453	—	—
Japan	913,042	508,834	404,208	—
Netherlands	166,865	—	166,865	—
Singapore	181,169	—	181,169	—
Spain	146,216	—	146,216	—
United Kingdom	593,190	—	593,190	—
United States	9,596,649	9,596,649	—	—
Short-Term Investment	214,054	214,054	—	—
Total	$17,443,338	$11,697,017	$5,746,321	$—

*	See Schedule of Investments for geographic and industry sector breakouts.

Transfers in and out of levels 1, 2 and 3 of the fair value hierarchy are recognized as of the beginning of the reporting period. Of the level 2 investments presented above, equity investments amounting to $2,067,576 and $1,283,987 for the E.I.I. International Property Fund and E.I.I. Global Property Fund, respectively, were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

Foreign Income Taxes: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. Some foreign countries may apply taxes retroactively. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statements of Operations under net change in unrealized appreciation on investment securities.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes. The Fund’s unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day, if applicable.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund. The Fund’s expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day, if applicable.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains. The Fund’s investment income is allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day, if applicable.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

It is the policy of the Funds’ to pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs held by the Funds are generally composed of investment income, long-term capital gains, and return of capital, but the REITs do not report this information to the Funds until the following calendar year. At June 30, 2016, E.I.I. Realty Securities Fund and E.I.I. Global Property Fund estimated these amounts within the financial statements since the information is not available from the REITs until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-end. For the year ended June 30, 2016, the character of distributions paid to shareholders of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund disclosed within the Statements of Changes in Net Assets is based on the actual breakdown of distributions paid to the funds for the period July 1, 2015 to December 31, 2015 and estimates for the period January 1, 2016 through June 30, 2016. All estimates are based upon REIT information sources available to E.I.I. Realty Securities Fund and E.I.I. Global Property Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-ends. After calendar year-end, when E.I.I. Realty Securities Fund and E.I.I. Global Property Fund learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are possibly re-characterized as return of capital and/or capital gain. After all applicable REITs have informed E.I.I. Realty Securities Fund and E.I.I. Global Property Fund of the actual breakdown of distributions paid to the funds during its fiscal year; estimates previously recorded are adjusted on the books of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund to reflect actual results. As a result, the composition of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund shareholders on IRS Form 1099DIV.

For the year ended June 30, 2016, permanent differences, resulting primarily from foreign currency transactions, foreign gains tax, passive foreign investment companies, reclassification of fund distributions and the utilization of earnings and profits on shareholder redemptions (a tax accounting process known as equalization) were identified and reclassified among the components of the Funds’ net assets as follows:

		Increase/(Decrease)	Increase/(Decrease)
		Undistributed	Accumulated
	Increase/(Decrease)	Net Investment	Net Realized
Fund	Paid-in Capital	Income/(Loss)	Gain/(Loss)
E.I.I. Realty Securities Fund	$—	$26,275	$(26,275)
E.I.I. International Property Fund	—	1,098,183	(1,098,183)
E.I.I. Global Property Fund	7,833,314	455,895	(8,289,209)

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains.

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of June 30, 2016, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financials statements.

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

Real Estate Securities Risk: The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and expect risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C.	Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with EII Realty Securities, Inc. (the “Adviser” or “EII”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

Under the Administrative Services Agreement, EII receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. As of March 21, 2016 EII has entered into the Sub-Administration and Accounting Services Agreement with Gemini Fund Services, LLC (“Gemini”), under which EII pays Gemini to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration and Accounting Services Agreement, Gemini provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

Gemini also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Services Agreement with the Trust. As of March 21, 2016 EII has engaged Gemini, pursuant to the aforementioned Agreement, to provide these services.

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

Trustees Fee

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board (“Chairman”) receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets.

Effective November 16, 2015 the Independent Trustees agreed to defer the payment of half of their annual fee compensation until a later date. The Funds will pay all such deferred annual compensation in the future upon the Funds substantially increasing their assets under management, as determined by the Independent Trustees. Deferred Independent Trustee and Chairman compensation will be accrued by the Funds based on average net assets. As of December 31, 2016, $65,000 in deferred Independent Trustee and Chairman compensation has been accrued by the Funds.

The aggregate remuneration paid to the Trustees by the Funds during the six months period ended December 31, 2016 was $26,000.

Distributor

Foreside Funds Distributors LLC is the Trust’s principal underwriter and acts as the Trust’s distributer in connection with the offering of Funds shares. The Distributor is not affiliated with the Trust, the Adviser or any other service provider for the Funds.

The E.I.I. Realty Securities Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a Distribution Plan) that allows the Fund to pay under a written agreement distribution fees for the sale and distribution of its Investor Class shares. Under the Distribution Plan, the Fund may pay a periodic distribution fee at an annual rate of up to 0.75% of average daily value of the Fund’s net assets attributable to the Investor Shares, or such lesser amounts as determined appropriate. The Fund paid 0.25% in distribution fees during the year.

The E.I.I. Realty Securities Fund has also adopted a Shareholder Servicing Plan with respect to its Investor Class shares, where the Fund may pay a shareholder services fee of up to 0.25% of the average daily net assets of the Investor Class shares on an annualized basis.

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

Expense Limits and Fee Waiver

EII has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or absorb the expenses of the Funds (excluding certain investment related and extraordinary expenses, and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average daily net assets for the Institutional Class Shares and 1.05% for the Investor Class Shares, and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Class Shares of each Fund. This expense limitation may not be amended or withdrawn until one year from the date of the Prospectus dated October 28, 2016 and upon notice to shareholders. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of or recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitations stated above for the Funds. The total amount of fees waived and/or absorbed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Six Months ended December 31, 2016	$107,244	$131,686	$92,544
Fiscal Year ended 2016	222,770	315,227	266,864
Fiscal Year ended 2015	182,927	362,294	409,055
Fiscal Year ended 2014	105,396	—	—
Total	$618,337	$809,207	$768,463

D.	Investment Transactions:

For the year ended December 31, 2016, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Purchases	$9,984,224	$3,713,168	$11,638,529
Sales	10,903,716	7,339,780	16,979,803

E.	Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 was as follows:

	Distribution Paid in 2016			Distribution Paid in 2015
	Ordinary	Long-Term	Return of	Ordinary	Long-Term	Return of
Fund	Income*	Capital Gain	Capital	Income*	Capital Gain	Capital
E.I.I. Realty Securities Fund	$776,086	$1,294,647	$—	$1,445,941	$1,553,645	$—
E.I.I. International Property Fund	1,683,019	—	922,757	17,781,013	—	—
E.I.I. Global Property Fund	620,108	7,692,860	—	9,361,377	81,528,114	—
Total Taxable Distributions	$3,079,213	$8,987,507	$922,757	$28,588,331	$83,081,759	$—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

F.	Components of Distributable Earnings:

As of June 30, 2016, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Undistributed ordinary income	$50,801	$—	$—
Undistributed capital gains	1,311,785	—	2,110,252
Unrealized appreciation (depreciation)*	3,639,960	(1,665,108)	2,750,980
Capital loss carryforwards	—	(196,950,005)	—
Late loss deferrals	—	—	—
Other temporary differences	—	—	(4,027)
Total accumulated earnings	$5,002,546	$(198,615,113)	$4,857,205

*	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (“PFIC”).

Accumulated capital losses represent net capital loss carryforwards as of June 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2016, the Funds had pre- and post-enactment net capital loss carryforwards available to offset possible future gains as follows:

	Total Capital			Non-expiring	Non-expiring
	Loss	Expiring in	Expiring in	Short-term	Long-term
Fund	Carryforwards	2018	2019	Capital Loss	Capital Loss
E.I.I. Realty Securities Fund	$—	$—	$—	$—	$—
E.I.I. International Property Fund	196,950,005	151,262,204	17,114,159	1,556,868	27,016,774
E.I.I. Global Property Fund	—	—	—	—	—

G.	Late Year losses:

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and June 30 as late year ordinary losses ((i) ordinary losses between January 1 and June 30, and (ii) specified ordinary and currency losses between November 1 and June 30) as occurring on the first day of the following tax year. For the year ended June 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until July 1, 2016. For the fiscal year ended June 30, 2016, the Funds deferred to July 1, 2016, the following losses:

		Short-Term	Long-Term
	Late-Year Ordinary	Capital Loss	Capital Loss
Fund	Loss Deferral	Deferral	Deferral
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	—	—	—
E.I.I. Global Property Fund	—	—	—

E.I.I. REALTY SECURITIES TRUST
Notes to the Financial Statements (Continued)
December 31, 2016
(Unaudited)

H. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at December 31, 2016 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$18,495,220	$1,602,012	$(316,616)	$1,285,396
E.I.I. International Property Fund	12,074,246	184,827	(2,002,292)	(1,817,465)
E.I.I. Global Property Fund	17,548,983	366,857	(472,502)	(105,645)

I.	Beneficial Ownership:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2016 National Financial Services Corp. held 62.06% and 36.27% of the E.I.I. Realty Securities Fund and E.I.I. International Property Fund, respectively, and may be deemed to control the Fund. Additionally, as of December 31, 2016 Charles Schwab & Co. held 25.41% of the E.I.I. International Property Fund and 66.46% of E.I.I. Global Property Fund and may be deemed to control the Fund.

J.	New Accounting Pronouncement:

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

K.	Subsequent Events:

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

L.	Change in Certifying Auditor:

On September 8, 2016 the Board of Trustees of the Trust, upon the recommendation of the Audit Committee, decided to engage Cohen & Company, Ltd. as independent auditors for the Funds’ fiscal year ending June 30, 2017. For the prior fiscal year ended June 30, 2016, Ernst & Young LLP audited the Funds’ financial statements.

E.I.I. REALTY SECURITIES TRUST
Additional Information (unaudited)
December 31, 2016

E.I.I. Realty Securities Trust Proxy Voting Guidelines

EII Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended June 30, 2016 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser & Administrator
EII Realty Securities, Inc.
640 Fifth Avenue 8th Floor
New York, NY 10019

Sub-Administrator
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

Custodian
The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217

Distributor
Foreside Funds Distributors LLC
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312
www.foreside.com
Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

Officers & Trustees
Richard J. Adler, President,
Chief Executive Officer & Trustee
Kathleen O. Heineken, Secretary
Michael J. Meagher, Treasurer &
Chief Compliance Officer
Karin Shewer, Independent Trustee
Juan M. Meyer, Independent Trustee
Christian A. Lange, Trustee
Michael J. Abbott, Independent Trustee
Glenn R. Mueller, Independent
Chairman & Trustee

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EII Realty Securities Trust

By (Signature and Title)* /s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer

(principal executive officer)

Date  3/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer

(principal executive officer)

Date  3/2/2017

By (Signature and Title)* /s/ Michael J. Meagher

Michael J. Meagher, Treasurer

(principal financial officer)

Date  3/2/2017

* Print the name and title of each signing officer under his or her signature.